UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

Preliminary Information Statement

Confidential, for Use of the Commission
Only (as permitted by Rule 14c-5(d)(2))

X	Definitive Information Statement

TERRA MEDIA, LTD.

(Name of Registrant as Specified In Its Charter)

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
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$_____ per share as determined under Rule 0-11 under the Exchange Act.
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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the
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TERRA MEDIA, LTD.

60 Knolls Crescent, Suite 9M

Bronx, NY 10463

INFORMATION STATEMENT

   June 12, 2008

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

This Information Statement is circulated to advise the stockholders of action taken without a meeting upon the written consent of stockholders representing a majority of the voting power of the outstanding shares of the common stock of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

        This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders of the common stock, par value $.001 per share (the "Common Stock"), of Terra Media, Ltd., a Delaware Corporation (the "Company"), as of June 2, 2008 (the “Record Date”). The purpose of this Information Statement is (a) to provide notice that the Company’s Board of Directors adopted a resolution on May 15, 2008 recommending to the stockholders of the Company that the Company’s Certificate of Incorporation be amended in order to provide for (i) a name change, (ii) a  Forward stock split of the Company's issued and outstanding shares of Common Stock and (iii) an increase in the authorized capital stock of the Company to 100,000,000 shares of common stock having a par value of $.001 per share; and (b) that on June 2, 2008 stockholders collectively holding at least two-third’s of the voting power of the Company’s Common Stock, have, by written consent, approved (i) an amendment to our Certificate of Incorporation to change the Company’s name from “Terra Media, Ltd.” to “Terra Resources, Ltd.” (the “Name Change”); and (ii) a forward stock split of the Company’s Common Stock at a ratio of seventy one-to-one to all stockholders having held the common stock on the Record Date (the “Forward Stock Split”) and (iii) an increase in the authorized capital stock of the Company to 100,000,000 shares of common stock having a par value of $0.001 per share (the “Increase in Authorized Capital”). The written consent also approved any corporate actions necessary by the officers of the Company to obtain a new trading symbol and CUSIP number for the Common Stock.

Section 228 of the Delaware General Corporation Law eliminates the need to hold a special meeting of the Company’s stockholders to approve the Name Change and Forward Stock Split and the Increase in Authorized Capital by providing that, unless the Company’s Certificate of Incorporation states otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the Company’s voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Name Change and Forward Stock Split and Increase in Authorized Capital as quickly and effectively as possible, the Company’s Board of Directors resolved to proceed with these actions by written consent of shareholders holding at least two third’s of the total issued and outstanding shares of the common stock of the Company entitled to vote thereon.

As stockholders holding at least two third’s of the voting power of the Company’s Common Stock have already approved the Name Change and the Forward Stock Split and the Increase in Authorized Capital by written consent, the Company is not seeking approval for the Name Change or the Forward Stock Split or the Increase in Authorized Capital from any of the Company’s remaining stockholders, and the Company’s remaining stockholders will not be given an opportunity to vote on the Name Change or the Forward Stock Split or the Increase in the Authorized Capital. All necessary corporate approvals have been obtained for the filing of an Amendment to the Company’s Certificate of Incorporation or a Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State.

This Information Statement is being furnished solely for the purpose of providing advance notice to the Company’s stockholders of the Name Change and the Forward Stock Split and the Increase in Authorized Capital as required by the Securities Exchange Act of 1934 (the “Exchange Act” ). You are being provided with this Information Statement pursuant to Section 14(c) of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Name Change and the Forward Stock Split and the Increase in Authorized Capital will not become effective until at least 20 calendar days after the mailing of this Information Statement. This Information Statement will be mailed on or about June 16, 2008 to those persons who were stockholders of the Company as of the close of business on the Record Date, June 2, 2008.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

REASONS FOR THE NAME CHANGE

The Company is changing its name to “Terra Resources, Ltd. Inc.” to reflect the Company’s decision to focus more of its resources on providing energy solutions to the government and consumer markets. The Company will continue to operate its educational software business under the fictitious names “Terra Media”, “Learning is Basic” and “eSchoolRoom”.

The Company anticipates the acquisition of oil, gas and coal properties. The United States currently relies heavily on coal, oil, and natural gas for its energy. These fossil fuels are nonrenewable, finite resources that have recently appreciated in value.

THE FORWARD STOCK SPLIT

The Company, as authorized by the necessary actions of its Board of Directors and majority of the voting power of the Company’s Common Stock, has approved the effectuation of a Forward stock split of the Company’s Common Stock at a specific ratio of 71-for-1.  No fractional shares will result from the Forward Stock Split.  As such, there will be no fractional shares following the Forward Stock Split.  The par value of the new Common Stock (the “New Common Stock”) will remain as $0.001 per share as before the Forward Stock Split.  The New Common Stock issued pursuant to the Forward Stock Split will be fully paid and non-assessable.  The number of stockholders as of the Record Date will remain unchanged and unaffected by the Forward Stock Split. The Company will request that the CUSIP Service Bureau provide the Company with a new CUSIP number upon final effective authorization of the Forward Stock Split.

Reasons for the Forward Stock Split

On June 2, 2008, the volume in the Company’s Common Stock was non-existent.  By increasing the number of shares of the Company’s Common Stock outstanding without altering the aggregate economic interest in the Company represented by the shares, the Board of Directors believes that the volume in the Company’s trading market will increase and a stable market price of the Common Stock will likely develop at a significantly higher price per share than the Common Stock outstanding before giving effect to the Forward Stock Split. This may enhance the Company's access to capital and increase the Company's flexibility in responding to anticipated capital requirements. However, there can be no assurance that any such increase in price will be maintained in the market or that the Forward Stock Split will have any of the other desired consequences.

THERE CAN BE NO ASSURANCE THAT THE FOREGOING EFFECTS WILL OCCUR OR THAT THE INCREASE IN THE LIQUIDITY OF THE COMPANY’S COMMON STOCK IMMEDIATELY FOLLOWING THE FORWARD STOCK SPLIT WILL BE SUSTAINED.

The Board of Directors will cause the Forward Stock Split to occur as soon as practicable after the effectiveness of this Information Statement.

Principal Affects of the Forward Stock Split

The Forward Stock Split will increase the outstanding shares of Common Stock by a 7100 percent. The Forward Stock Split will not affect any stockholder’s proportionate equity interest in the Company. The par value of the Common Stock will remain at $0.001 per share following the Forward Stock Split, and the number of shares of the Common Stock outstanding will be increased.

Stockholders should note that certain disadvantages may result from the Forward Stock Split.  The number of outstanding shares of Common Stock will be increased as a result of the Forward Stock Split. Due to the Increase in Authorized Capital, the number of authorized shares of Common Stock will also be increased.  The Company will therefore have the authority to issue a greater number of shares of Common Stock following the Forward Stock Split without the need to obtain stockholder approval to authorize additional shares.  Any such additional issuance may have the effect of significantly reducing the interest of the existing stockholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.  The Company does not presently contemplate the issuance of any additional shares.

All outstanding options and warrants entitling the holders thereof to purchase shares of the Company’s Common Stock will enable such holders to purchase, upon exercise of their options or warrants, a multiple of the number of shares of the Company’s Common Stock that such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the Forward Stock Split.  The per-share exercise price of such options and warrants will be lower than the per-share exercise price specified before the Forward Stock Split, resulting in approximately the same aggregate price being required to be paid after the Forward Stock Split as would have been required if such holder had exercised prior to the Forward Stock Split.

Exchange of Stock Certificates

As soon as practicable following the effective date of the Name Change, the Forward Stock Split and the Increase in Authorized Capital, the Company will provide a transmittal form that each stockholder of record on the effective date thereof should use to transmit certificates representing shares of outstanding Common Stock (“Old Certificates”) to the Transfer Agent for exchange or transfer.  The transmittal form contains instructions for the surrender of Old Certificates to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of New Common Stock.  No new certificates will be issued to a stockholder until such stockholder has surrendered his, her or its Old Certificates together with a properly completed and executed transmittal form to the Transfer Agent.

Upon proper completion and execution of the transmittal form and its return to the Transfer Agent together with a stockholder’s Old Certificates and/or an affidavit of loss for any lost or destroyed certificates, as applicable, that stockholder will receive a new certificate or certificates representing the number of whole shares of New Common Stock into which the shares of Common Stock represented by the Old Certificates are being converted as a result of the Forward Stock Split.  Until surrendered to the Transfer Agent, Old Certificates retained by stockholders will be deemed for all purposes, including voting and payment of dividends, if any, to represent the number of whole shares of New Common Stock to which such stockholders are entitled as a result of the Forward Stock Split.  Stockholders should not send their Old Certificates to the Transfer Agent until after receiving instructions from the transfer agent.  Old Certificates surrendered will be replaced by certificates representing shares of New Common Stock as soon as practicable after such surrender.   No service charge will be payable by holders of shares of outstanding Common Stock in connection with the exchange of shares, and the Company will pay for all expenses of the exchange and issuance of new certificates.

Old Certificates that contain a restrictive legend will be exchanged for new certificates representing New Common Stock with the same restrictive legend.  As applicable, the time period during which a stockholder has held the outstanding Common Stock will be included in the time period during which such stockholder actually holds the New Common Stock received in exchange for such outstanding Common Stock for the purposes of determining the term of the restrictive period applicable to the New Common Stock.

Federal Income Tax Consequences

The following is a summary of certain material federal income tax consequences of the Forward Stock Split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Forward Stock Split and is included for general information only.  Further, it does not address any state, local or foreign income or other tax consequences.  For example, the state and local tax consequences of the Forward Stock Split may vary significantly as to each stockholder, depending upon the state in which he or she resides.  Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The outstanding Common Stock discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the outstanding Common Stock was, and the New Common Stock will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Forward Stock Split.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of outstanding Common Stock for New Common Stock pursuant to the Forward Stock Split.  The aggregate tax basis of the New Common Stock received in the Forward Stock Split will be the same as the stockholder’s aggregate tax basis in the outstanding Common Stock exchanged therefore.  The stockholder’s holding period for the New Common Stock will include the period during which the stockholder held the outstanding Common Stock surrendered in the Forward Stock Split.

The Company’s view regarding the tax consequences of the Forward Stock Split is not binding on the Internal Revenue Service or the courts.  Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Forward Stock Split.

THE DISCUSSION SET FORTH ABOVE CONCERNING CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE FORWARD STOCK SPLIT IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY.   ALL STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM WHICH COULD RESULT FROM THE FORWARD STOCK SPLIT.

Dissenters’ Rights

Stockholders have no right under Delaware General Corporation Law or the Company’s Certificate of Incorporation, as amended, or Bylaws, to exercise dissenters’ rights of appraisal with respect to the Forward Stock Split.

Stock Certificates and Fractional Shares

When the Forward Stock Split is effected, each certificate representing shares of outstanding Common Stock will be deemed to represent a number of shares of New Common Stock equal to the Exchange Ratio of the number of shares stated on the certificate.  Certificates representing shares of New Common Stock will be issued in due course as old certificates are tendered for exchange or transfer to Island Stock Transfer, Inc., 100 2nd Avenue South, Suite 705S, St. Petersburg, FL 33701, Attention: Shareholder Relations (the “Transfer Agent”), telephone number: (727) 289-0010.  No fractional shares of New Common Stock will result from the Forward Stock Split.

Effect on our Authorized Shares

The Company is authorized to issue two classes of stock, designated as “Common Stock” and “Preferred Stock”. The total number of shares of capital stock that the Company is presently authorized to issue is 25,000,000 shares. The total number of shares of Common Stock that the Company is authorized to issue is 20,000,000 shares, par value $0.001. The total number of shares of Preferred Stock that the Company is authorized to issue is 5,000,000 shares, par value $0.001.

Our authorized Common Stock will not be reduced by the Forward Stock Split because of the Increase in Authorized Capital; therefore, the overall effect of both Forward Stock Split and the Increase of Authorized Capital on our Common Stock will be an increase of 46,965,000 shares of common stock in authorized but unissued shares of Common Stock as a result of the Forward Stock Split and the Increase in Authorized Capital. These shares may be issued by our Board of Directors in its discretion. Any future issuances will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of Common Stock.  The Forward Stock Split will have no effect on the number of our currently authorized shares of Preferred Stock, and there are no shares of Preferred Stock currently issued.

THE INCREASE IN AUTHORIZED CAPITAL STOCK

The Company, as authorized by the necessary actions of its Board of Directors and majority of the voting power of the Company’s Common Stock, has approved the effectuation of An increase in the number of authorized shares of common stock from twenty (20) million to one hundred (100) million shares.  The par value of the Common Stock will remain as $0.001 per share as before the increase.  The number of stockholders as of the Record Date will remain unchanged and unaffected by the Increase in Capital Stock. The Company will request that the CUSIP Service Bureau provide the Company with a new CUSIP number upon final effective authorization of the Increase in Capital Stock.

Reasons for the Increase in Authorized Capital Stock

On June 2, 2008, the volume in the Company’s Common Stock was non-existent.  By increasing the number of shares of the Company’s Common Stock outstanding without altering the aggregate economic interest in the Company represented by the shares, the Board of Directors believes that the volume in the Company’s trading market will increase and a stable market price of the Common Stock will likely develop at a significantly higher price per share than the Common Stock outstanding before giving effect to the Forward Stock Split. This may enhance the Company's access to capital and increase the Company's flexibility in responding to anticipated capital requirements. However, there can be no assurance that any such increase in price will be maintained in the market or that the Forward Stock Split will have any of the other desired consequences. On order to effectuate the Forward Split, it is necessary to increase the authorized common stock. In addit6ion, if the Company should be able to obtain additional equity financing through the sale of its common stock, or use its common stock to acquire other assets, the Company would need additional authorized common stock.  Therefore, the Board of Directors decided that an appropriate amount of authorized common stock would be one hundred million shares.

THERE CAN BE NO ASSURANCE THAT THE FOREGOING EFFECTS WILL OCCUR OR THAT THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES WILL ALLOW THE RAISING OF ADDITIONAL FINANCING OR ACQUISITION OF ADDITIONAL ASSETS.

The Board of Directors will cause the Increase in the Authorized Capital to occur as soon as practicable after the effectiveness of this Information Statement.

Principal Affects of the Increase in Authorized Capital

The Increase in Authorized Capital will allow the proposed increase in the outstanding shares of Common Stock by a 7100 percent. The Forward Stock Split will not affect any stockholder’s proportionate equity interest in the Company. The par value of the Common Stock will remain at $0.001 per share following the Increase in Authorized Capital, and the number of shares of the Common Stock outstanding will be increased.

Stockholders should note that certain disadvantages may result from the Forward Stock Split allowed by the Increase in Authorized Capital.  See “Principal Affects of the Increase in Authorized Capital” herein above.

The Increase in the Authorized Capital, the shares of Common Stock available for issuance, as described above, could also have an anti-takeover effect.  Issuance of additional shares of Common Stock in the future could dilute the voting power of a person seeking control of the Company, thereby making it more difficult for a takeover attempt opposed by the Company to succeed, and thus limiting the opportunity for the stockholders to realize a higher price for their shares than that generally available in the public markets.  The Board of Directors is unaware of any attempt, whether potential or actual, to take over the Company, and the Amendment is not intended as any type of anti-takeover measure.

Federal Income Tax Consequences

No Federal Income Tax Consequences will occur due to the Increase in Authorized Capital.

The Company’s view regarding the tax consequences of the Increase in Authorized Capital is not binding on the Internal Revenue Service or the courts.  Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Forward Stock Split.

THE DISCUSSION SET FORTH ABOVE CONCERNING CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE INCREASE IN AUTHORIZED CAPITAL IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY.   ALL STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM WHICH COULD RESULT FROM THE INCREASE IN AUTHORIZED CAPITAL.

Dissenters’ Rights

Stockholders have no right under Delaware General Corporation Law or the Company’s Certificate of Incorporation, as amended, or Bylaws, to exercise dissenters’ rights of appraisal with respect to the Increase in Authorized Capital.

Effect on our Authorized Shares

The Company is authorized to issue two classes of stock, designated as “Common Stock” and “Preferred Stock”. The total number of shares of capital stock that the Company is presently authorized to issue is 25,000,000 shares. The total number of shares of Common Stock that the Company is authorized to issue is 20,000,000 shares, par value $0.001. The total number of shares of Preferred Stock that the Company is authorized to issue is 5,000,000 shares, par value $0.001.

Our authorized Common Stock will not be reduced by the Forward Stock Split because of the Increase in Authorized Capital; therefore, the overall effect of both Forward Stock Split and the Increase of Authorized Capital on our Common Stock will be an increase of 46,965,000 shares of common stock in authorized but unissued shares of Common Stock as a result of the Forward Stock Split and the Increase in Authorized Capital. These shares may be issued by our Board of Directors in its discretion. Any future issuances will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of Common Stock.  At present, the Company is not contemplating the issuance of any additional shares of common or preferred stock.  The Forward Stock Split will have no effect on the number of our currently authorized shares of Preferred Stock, and there are no shares of Preferred Stock currently issued.

ADDITIONAL INFORMATION

        The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

        The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.
2.	Annual Report on Form 10-K for the year ended December 31, 2007.
3.	Registration Statement on Form SB-2 filed February 23, 2007.

OUTSTANDING VOTING SECURITIES

        As of the date of the Consent by the Majority Stockholders, June 2, 2008, the Company had 629,500 shares of Common Stock issued and outstanding, and there were no shares of preferred stock issued or outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for stockholder approval.

         On or before May 25, 2008, shareholders constituting a majority in interest of the voting power of the Company (collectively, the “Majority Stockholders”) executed and delivered to the Company written consents approving the Name Change, the Forward Stock Split and the Increase in Authorized Shares. Since these Board resolutions have been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

       Section 228 of the Delaware General Corporation Law provides in substance that unless the Company's certificate  of incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following information tables set forth certain information regarding the Company's common stock owned on June 2, 2008 by (i) each person or group of persons who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group.

The following table specifies the capital stock ownership of our officers, directors and key employees and consultants. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionee, and the percent of class owned in the table below is calculated assuming the exercise of all options exercisable within 60 days. Subject to community property laws, where applicable, the persons or entities named in the table below have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

Name of Beneficial Owner	Title of Class and Number of Shares Owned		Approximate Percent of Class
Thomas P. Monahan, President, Director	Common	415,900	66.1%
Dr. John Swint, Director	Common	4,100.6%

All officers, directors and key employees	Common	420,000	66.7%

Security ownership of certain beneficial owners.

 The table below specifies any person (including any "group" but excluding our officers, directors and key employees, whose ownership interest is specified in the table above subject to stock option exercise rules) who is known to the small business issuer to be the beneficial owner of more than five percent of any class of the small business issuer's voting securities.

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Amendment to our Certificate of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders or employees.

Delivery of Documents to Security Holders Sharing an Address

 Only one  Information  Statement  will be  delivered  to two or more of its shareholders who share an  address,  unless the Company has  received  contrary instructions  from one or more of such shareholders.  The Company will  promptly deliver a separate  copy of the  Information  Statement  to a shareholder  at a shared address to which a single copy of the Information Statement was delivered if a shareholder  so requests by  contacting  the  following  person:  Thomas P. Monahan, 60 Knolls Crescent, Suite 9M, Bronx, NY 10463. In the event that a shareholder wishes to receive a separate annual report and/or proxy statement, or in the event that shareholders sharing an address wish to receive a single copy of the annual report or information statement, they can do so by contacting the person referenced above.

EFFECTIVE DATE OF AMENDMENT OF THE COMPANY’S

CERTIFICATE OF INCORPORATION

Pursuant to Rule 14c-2 under the Exchange Act, an Amendment to the Company’s Certificate of Incorporation, or a Second Amended and Restated Certificate of Incorporation, is expected to be filed with the Delaware Secretary of State twenty (20) days after the date that this Information Statement is sent to the Company’s stockholders. However, the Company’s Board of Directors reserves the right to abandon the Name Change and/or the Forward Stock Split and/or the Increase in Authorized Capital at any time prior to the respective effective dates thereof if they deem it appropriate to do so.

By Order of the Board of Directors
Dated: June 12, 2008
	By:	s/Thomas. P. Monahan
Thomas P. Monahan President, Chief Executive Officer & Director

APPENDIX A

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

OF

TERRA MEDIA, LTD.

Terra Media, Ltd., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

That, by action by written consent of more than a majority of the Company’s shares outstanding and entitled to vote on the matter, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable, and adopting such amendment.

2.

That the text of each proposed amendment is as follows:

Article

FIRST of the Certificate of Incorporation is hereby amended by deleting the paragraph in its entirety and substituting the following in lieu thereof:

The name of the Corporation shall be Terra Resources, Ltd.

Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended by deleting paragraph (a) in its entirety and substituting the following in lieu thereof:

(a)

The total number of shares of all classes of stock which the Corporation is authorized to issue is One Hundred Million (105,000,000) shares, consisting of Five Million (5,000,000) shares of $0.001 par value per share preferred stock (the “Preferred Stock”), and One Hundred Million (100,000,000) shares of $0.001 par value per share common stock (the “Common Stock”).

The current number of shares of common stock issued and outstanding is 629,500.  These shares are being split so that for each previously issued share, the holder shall receive seventy one shares of the Company’s common stock resulting in a total of 44,694,500 shares of common stock being issued and outstanding.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its Chairman of the Board of Directors and Chief Executive Officer this 04th day of June, 2008.

TERRA MEDIA, LTD.

By:	/s/ Thomas P. Monahan
Thomas P. Monahan Director and Chief Executive Officer